                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 11, 2003

             (Exact name of registrant as specified in its charter)
                       VALLEY NATIONAL GASES INCORPORATED


             PENNSYLVANIA                              000-29226                             23-2888240
    (State or other jurisdiction or                   (Commission                           (IRS Employer
            incorporation)                           File Number)                        Identification No.)

200 WEST BEAU STREET, SUITE 200
WASHINGTON, PENNSYLVANIA                                                                        15301
(Address of principal executive offices)                                                     (Zip code)

Registrant's telephone number, including area code:  (724) 228-3000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is being furnished herewith:

         99.1 Press Release, dated August 11, 2003, of Valley National Gases Incorporated.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 11, 2003, Valley National Gases Incorporated issued a press release to report its earnings per share for its fiscal year ended June 30, 2003. The release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2003


                                    VALLEY NATIONAL GASES INCORPORATED



                                    /s/ Robert D. Scherich
                                    -------------------------------------------
                                    Robert D. Scherich, Chief Financial Officer

                                  EXHIBIT INDEX

99.1             Press Release, dated August 11, 2003, of Valley National Gases
                 Incorporated.




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